Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares - IICHX

AAAMCO Ultrashort Financing Fund – Class Y Shares – REPYX

AAAMCO Ultrashort Financing Fund – Class I Shares – REPOX

Series of Asset Management Fund

Supplement dated August 26, 2021

to the Statement of Additional Information dated October 28, 2020, as amended

Effective as of July 1, 2021, Asset Management Fund, on behalf of Large Cap Equity Fund and AAAMCO Ultrashort Financing Fund (collectively with Large Cap Equity Fund, the “Funds”), and Foreside Management Services, LLC have amended the Amended and Restated Management and Administration Agreement to change from a unitary fee structure to a non-unitary fee structure.

The third paragraph under the “Organization and Description of Shares” section of the Funds’ statement of additional information is deleted in its entirety and replaced with the following:

The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to Austin Atlantic Asset Management Co. (the “Investment Adviser”), Austin Atlantic Capital Inc. (the “Distributor”), Foreside Management Services, LLC (“Foreside” or “Administrator”) and other service providers with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, each Fund’s pro rata share of taxes, interest or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to each Fund for violation of any law, and extraordinary expenses incurred by the Trust with respect to each Fund.

The second paragraph under the “Business Manager and Administrator” section of the Funds’ statement of additional information is deleted in its entirety and replaced with the following:

Prior to July 1, 2021, Foreside paid all operating expenses of the Trust and the Funds that were not specifically assumed by the Trust, unless the Trust or the Investment Adviser otherwise agreed to pay the expenses. For services under the Agreement and expenses assumed by Foreside, Ultra Short Mortgage Fund and Large Cap Equity Fund paid Foreside an annual fee of 0.35% of average daily net assets of the Funds; subject to an aggregate minimum annual fee of $665,000 for these Funds until Ultra Short Mortgage Fund liquidated on April 30, 2020. From May 1, 2020 through October 31, 2020, for services under the Agreement and expenses assumed by Foreside, Large Cap Equity Fund paid Foreside an annual fee of 0.35% of average daily net assets of the Fund; subject to an aggregate minimum annual fee of $412,000. Ultrashort Financing Fund paid Foreside an annual fee of 0.08% of average daily net assets on the first $500 million, 0.06% of average daily net assets on the next $500 million and 0.04% of average daily net assets over $1 billion; subject to an aggregate minimum annual fee of $326,000. From November 1, 2020 until July 1, 2021, the aggregate minimum annual fee was $382,500 for Ultrashort Financing Fund and $430,000 for Large Cap Equity Fund.

Effective July 1, 2021, each Fund pays all expenses incurred by it in connection with its operation, unless specifically assumed by Foreside or the Investment Adviser and pays Foreside an annual fee for services under the Agreement, Large Cap Equity Fund pays Foreside an annual base fee of $120,000 plus 0.01% of average daily net assets, subject to a minimum annual fee of $125,000. Ultrashort Financing Fund pays Foreside an annual base fee of $100,000 plus 0.01% of average daily net assets, subject to a minimum annual fee of $140,000. With respect to the Funds, Foreside voluntarily agreed to waive a portion of its fee for Ultrashort Financing Fund.

This Supplement and the Prospectus and Statement of Additional Information SHOULD be retained for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road

Suite 210

Gahanna, Ohio 43230